DISCO Announces First Quarter 2024 Financial Results

Total Revenue of $35.6 Million, A Year over Year Increase of 7%
AUSTIN, Texas - May 9, 2024 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its first quarter ended March 31, 2024.

“We are happy to announce that this quarter we saw our fourth consecutive quarter of year-over-year revenue growth as well as the launch of new core platform and Cecilia AI features,” said Scott Hill, Incoming Chair of the Board of Directors and former Chief Executive Officer. “We are also excited to introduce Eric Friedrichsen as the CEO of DISCO. Eric’s deep operational background in sales and product, combined with a history of scaling software businesses and building organizations with strong cultures, makes him uniquely positioned to lead DISCO into the next stage.”

First Quarter 2024 Financial Highlights:

•Software revenue was $29.9 million, up 9% compared to the first quarter of 2023.
•Total revenue was $35.6 million, up 7% compared to the first quarter of 2023.
•GAAP net loss was $10.6 million, compared to $20.4 million in the first quarter of 2023.
•Adjusted EBITDA was ($5.2) million, compared to ($13.0) million in the first quarter of 2023.

Recent Business Highlights:

•New CEO: DISCO appointed Eric Friedrichsen as the new CEO of DISCO, beginning April 29, 2024.
•Customer Count: DISCO grew to 1,442 customers as of March 31, 2024, a 4% increase compared to March 31, 2023.
•Cecilia Deposition Summaries: DISCO unveiled Cecilia Deposition Summaries, an advanced tool that gives lawyers fast analysis of witness testimony.

Second Quarter and Full Year 2024 Financial Outlook

As of May 9, 2024, DISCO is issuing the following outlook for the second quarter of 2024 and fiscal year 2024:

Second quarter of 2024:

•Software revenue in the range of $29.0 - $30.0 million.
•Total revenue in the range of $34.5 - $36.5 million.
•Adjusted EBITDA in the range of ($7.5) - ($5.5) million.

Fiscal year 2024:

•Software revenue guidance in the range of $120.0 - $124.0 million.
•Total revenue guidance in the range of $143.0 - $151.0 million.
•Adjusted EBITDA in the range of ($26.0) - ($19.0) million.

DISCO’s second quarter and fiscal year 2024 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, May 9, 2024, to discuss its first quarter 2024 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United

States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Thursday, May 30, 2024, a telephone replay will be available by dialing (800) 770-2030 from the United States or +1 (609) 800-9909 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides cloud-native, artificial intelligence-powered legal product offerings that simplify legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated product offerings enable legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; restructuring charges; expenses associated with stockholder litigation; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, expenses associated with stockholder litigation, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our product offerings are used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our product offerings; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and fluctuating interest rates; and (xvi) the impact that global events, such as the Russia-Ukraine and Israel-Hamas wars and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$148,679	$159,551
Accounts receivable, net	24,501	26,993
Prepaid expenses and other current assets	5,388	5,795
Total current assets	178,568	192,339
Property and equipment, net	9,518	9,663
Operating lease right-of-use assets	7,878	8,143
Primary law intangible asset, net	14,000	14,000
Other intangible assets, net	610	681
Goodwill	5,898	5,898
Other assets	804	823
Total assets	$217,276	$231,547
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,995	$5,234
Accrued expenses	6,341	5,502
Accrued salary and benefits	3,134	6,230
Deferred revenue	3,501	4,285
Operating leases	1,983	1,826
Finance leases	41	41
Total current liabilities	16,995	23,118
Operating leases, non-current	6,702	7,136
Finance leases, non-current	148	158
Other liabilities	278	800
Total liabilities	24,123	31,212
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of March 31, 2024 and December 31, 2023	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of March 31, 2024 and December 31, 2023; 61,101 and 61,010 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	306	306
Additional paid-in capital	444,040	440,408
Accumulated deficit	(251,193)	(240,379)
Total stockholders’ equity	193,153	200,335
Total liabilities and stockholders’ equity	$217,276	$231,547

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Revenue	$35,571	$33,129
Cost of revenue	8,852	8,277
Gross profit	26,719	24,852
Operating expenses:
Research and development	12,079	15,772
Sales and marketing	15,808	19,060
General and administrative	11,164	12,300
Total operating expenses	39,051	47,132
Loss from operations	(12,332)	(22,280)
Other income (expense)
Interest and other income	1,986	1,947
Interest and other expense	(150)	8
Loss from operations before income taxes	(10,496)	(20,325)
Income tax provision	(86)	(40)
Net loss attributable to common stockholders	$(10,582)	$(20,365)
Net loss per share attributable to common stockholders, basic and diluted	$(0.17)	$(0.34)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	61,188	59,410

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Cash flow from operating activities:
Net loss	$(10,582)	$(20,365)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	1,075	952
Stock-based compensation	5,673	7,224
Charge to allowance for credit losses	564	831
Non-cash operating lease costs	265	218
Changes in operating assets and liabilities:
Accounts receivable	1,927	(1,963)
Prepaid expenses and other current assets	409	676
Other long-term assets	17	(124)
Accounts payable	(2,838)	(1,765)
Accrued expenses and other	(2,738)	(248)
Deferred revenue	(784)	69
Operating lease liabilities	(278)	(242)
Other liabilities	(40)	(15)
Net cash used in operating activities	(7,330)	(14,752)
Cash flow from investing activities:
Purchases of property, equipment and capitalized software development costs	(688)	(844)
Cash paid for acquisitions	—	(1,180)
Net cash used in investing activities	(688)	(2,024)
Cash flow from financing activities:
Proceeds from exercise of stock options	10	260
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	360	932
Repurchase of common stock related to net share settlement	(39)	(15)
Repurchase of common stock related to share repurchase program	(2,718)	—
Cash Paid for acquisitions	(457)	—
Principal payments on finance lease obligations	(10)	(10)
Net cash provided by (used in) financing activities	(2,854)	1,167
Net decrease in cash and cash equivalents:	(10,872)	(15,609)
Cash and cash equivalents at beginning of period	159,551	203,244
Cash and cash equivalents at end of period	$148,679	$187,635
Supplemental disclosure:
Cash paid for taxes	$198	$125
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$56	$204
Contingent consideration related to acquisition	$481	$753

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2024	2023
Net loss	$(10,582)	$(20,365)
Depreciation and amortization expense	1,075	952
Income tax provision	86	40
Interest and other, net	(1,836)	(1,955)
Stock-based compensation expense	5,673	7,224
Payroll tax expense on employee stock transactions	193	110
Restructuring charges	—	1,016
Expenses associated with stockholder litigation	199	—
Adjusted EBITDA	$(5,192)	$(12,978)
Adjusted EBITDA margin	(15)%	(39)%

	Three Months Ended March 31,
	2024	2023
Cost of revenue	$8,852	$8,277
Non-GAAP adjustments:
Stock-based compensation expense	(385)	(231)
Non-GAAP cost of revenue	$8,467	$8,046
Non-GAAP gross profit	$27,104	$25,083
Non-GAAP gross margin	76%	76%

	Three Months Ended March 31,
	2024	2023
Research and development	$12,079	$15,772
Non-GAAP adjustments:
Stock-based compensation expense	(2,092)	(2,190)
Restructuring charges	—	(509)
Non-GAAP research and development	$9,987	$13,073
Non-GAAP research and development as a % of revenue	28%	39%

	Three Months Ended March 31,
	2024	2023
Sales and marketing	$15,808	$19,060
Non-GAAP adjustments:
Stock-based compensation expense	(1,080)	(1,391)
Restructuring charges	—	(177)
Non-GAAP sales and marketing	$14,728	$17,492
Non-GAAP sales and marketing as a % of revenue	41%	53%

	Three Months Ended March 31,
	2024	2023
General and administrative	$11,164	$12,300
Non-GAAP adjustments:
Stock-based compensation expense	(2,116)	(3,412)
Restructuring charges	—	(330)
Expenses associated with stockholder litigation	(199)	—
Non-GAAP general and administrative	$8,849	$8,558
Non-GAAP general and administrative as a % of revenue	25%	26%

	Three Months Ended March 31,
	2024	2023
Loss from operations	$(12,332)	$(22,280)
Operating margin	(35)%	(67)%
Non-GAAP adjustments:
Stock-based compensation expense	5,673	7,224
Restructuring charges	—	1,016
Expenses associated with stockholder litigation	199	—
Non-GAAP loss from operations	$(6,460)	$(14,040)
Non-GAAP operating margin	(18)%	(42)%

	Three Months Ended March 31,
	2024	2023
Net loss attributable to common stockholders	$(10,582)	$(20,365)
Non-GAAP adjustments:
Stock-based compensation expense	5,673	7,224
Restructuring charges	—	1,016
Expenses associated with stockholder litigation	199	—
Non-GAAP net loss attributable to common stockholders	$(4,710)	$(12,125)
Non-GAAP net loss per share, basic and diluted	$(0.08)	$(0.20)
Weighted average shares used to compute basic and diluted net loss per share	61,188	59,410
Non-GAAP net loss attributable to common stockholders as a % of revenue	(13)%	(37)%